Exhibit 10.04

WORTHINGTON ENERGY, INC.
NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (the "Agreement") is made as of October 8, 2012 among Worthington Energy, Inc., a Nevada corporation (the "Company"), with its principal office at 220 Montgomery Street #1094, San Francisco, CA 94104, and the individual or entity whose signature appears on the last page of this Agreement "Investor".

The Investor understands that the Company proposes to offer and sell to a limited number of sophisticated investors up to an aggregate of $250,000 principal amount of unsecured promissory notes (individually a “Note” and collectively the “Notes”) and warrants (individually a “Warrant” and collectively the “Warrants”) to purchase shares of Common Stock in the Company.

1.             Purchase and Sale of the Notes.

a.            The Notes and the Warrants

i.           The Notes.  Subject to the terms and conditions of this Agreement, each Investor agrees to lend to the Company the principal amount as set forth opposite the Investors name on the last page of this Agreement (the "Loan Amount"), provided that each Investor loan is in a minimum amount of $25,000.00 or greater.  The Investors Loan Amount shall be evidenced by a Note in the form of Exhibit A.  The securities into which the Notes are convertible are referred to as the "Note Stock".   The number of shares of Note Stock for which the Notes are convertible is set forth in the Note.

ii.           The Warrants.  Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase and the Company agrees to issue to each Investor at the Closing a Warrant in the form of Exhibit B to purchase shares of Common Stock of the Company as set forth in the Warrant and exercisable at price set forth in the Warrant.  The securities for which the Warrants are exercisable into are referred to as the “Warrant Stock”.

iii.           The Securities.  The Note Stock, the Note, the Warrants and the Warrant Stock shall collectively be referred to as the "Securities".

b.            Initial Closing.

The purchase and sale of the Notes shall take place at the offices of the Company at 220 Montgomery Street #1094, San Francisco, CA 94104 ("Closing").  At the Closing, the Company shall deliver to the Investor the Note  and the Warrant which such Investor is purchasing against delivery to the Company by such Investor of a check, wire transfer, or cancellation of indebtedness in the aggregate amount of the purchase price therefore payable to the Company's order.

2.             The Company's Representations and Warranties.  The Company represents and warrants to the Investor as follows:

a.            Organization and Standing.  The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.  The Company is duly qualified to conduct business in the State of California as a foreign corporation.

b.            Authorization.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.  The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Company does not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default (or an event with which the giving of notice or passage of time, or both could result in a default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or the Bylaws of the Company.

c.            Securities. When issued pursuant to the terms of this Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances caused or created by the Company; provided, however, that the Securities shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Agreement or otherwise required at the time a transfer is proposed.

3.             Representations, Warranties of Investor and Restrictions on Transfer

a.            Representations and Warranties of Investor.  The Investor represents and warrants to the Company with respect to the purchase of Securities under this Agreement as follows:

i.           This Agreement constitutes the Investor’s valid and legally binding obligation, enforceable in accordance with its terms.

ii.          The Investor is acquiring the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").  The Investor understands that the Securities have not been registered under the Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

iii.          The Investor has discussed the Company and its plans, operations and financial condition with its officers and has received all such information as the Investor deems necessary and appropriate to enable the Investor to evaluate the financial risk inherent in making an investment in the Securities.  The Investor has received satisfactory and complete information concerning the business and financial condition of the Company in response to the Investor's inquiries.

iv.          The Investor realizes that the acquisition of the Securities will be a highly speculative investment.  The Investor is able, without impairing the Investor's financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Investor's investment.  The Investor recognizes that the Company has only recently been organized and that it has a limited financial and operating history and the investment in the Company involves substantial risks.  The Investor understands all of the risks related to the acquisition of the Securities.  By virtue of the Investor's experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Investor is capable of evaluating the merits and risks of the Investor's investment in the Company and has the capacity to protect the Investor's own interests.

v.           The Investor understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available.  Moreover, the Investor understands that the Company is under no obligation to register the Securities.  The Investor is aware of Rule 144 promulgated under the Act that permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.  The Investor understands that the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

b.           Legends.  In addition to any legend imposed by state securities laws, each certificate representing the Securities shall be endorsed with the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

  The Company need not register a transfer of Securities unless the conditions specified in the foregoing legends are satisfied.  The Company may also instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

c.           Removal of Legends and Transfer Restrictions.  The legend relating to the Act endorsed on a stock certificate or Note pursuant to paragraph 3(b) of this Agreement and the stop transfer instructions with respect to such Securities shall be removed and the Company shall issue a stock certificate or Note without such legend to the holder of such Securities if such Shares or Note are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, or if such holder provides to the Company an opinion of counsel for such holder of the Shares or Note reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the Commission to the effect that a public sale, transfer or assignment of such Shares or Note may be made without registration and without compliance with any restriction such as Rule 144.  Any legend imposed by state securities laws will be removed if the state agency imposing such legend has consented to its removal.

4.             Miscellaneous.

a.           Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Nevada without regard to the conflict of law provisions thereof.

b.           Survival.  The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the sale of the Securities.

c.           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

d.           Entire Agreement.  This Agreement embodies the entire understanding and agreement between each Investor and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

e.           Notices, etc.  All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, addressed (a) if to an Investor, at his or her address set forth opposite such Investors name on the last page of this Agreement, or at such other address as such Investor shall have furnished the Company in writing, or (b) if to the Company, at the address of its principal office, or at such other address as the Company shall have furnished to the Investor in writing.

f.           California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

g.           Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

h.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

i.           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Securities.  Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

COMPANY:	WORTHINGTON ENERGY, INC.
a Nevada corporation

By: __________________________________________________

INVESTOR:

$_______	Stephen K. Rush and Nancy B. Rush Amount of Investment

_______________________

________________________

CONFIDENTIAL PURCHASER QUESTIONNAIRE

WORTHINGTON ENERGY, INC.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM WORTHINGTON ENERGY, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE.  NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Worthington Energy, Inc. and the subscriber signatory thereto (the “Subscription Agreement”).

(1)           The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and may include real estate, provided, however, you can not include your principal residence),  cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation  506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire.  (describe entity)

__________________________________________________________________________________________________
__________________________________________________________________________________________________

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)           Suitability (please answer each question)

(a) For an individual, please describe your current employment, including the company by which you are employed and its principal business:
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________

(b) For an individual, please describe any college or graduate degrees held by you:
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________

(c) For all subscribers, please list types of prior investments:
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________

(d) For all subscribers, please state whether you have you participated in other private placements before:
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________

YES	NO

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES	NO

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES	NO

(h)
For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES	NO

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES	NO

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

(3)           Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership

(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

(4)           FINRA Affiliation.

Are you affiliated or associated with an FINRA member firm (please check one):

YES	NO

If Yes, please describe how you are affiliated/associated:

_________________________________________________________
_________________________________________________________
_________________________________________________________

*If subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the FINRA Conduct Rules.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

(5) For Trust Subscribers

A. Certain trusts generally may not qualify as accredited investors except under special circumstances.  Therefore, if you intend to purchase the securities of the Company in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ☐	No ☐

Does this investment in the Company exceed 10% of the trust assets?

Yes ☐	No ☐

B. If the trust is a revocable trust, please complete Question 1 below.  If the trust is an irrevocable trust, please complete Question 2 below.

1.           REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ☐	No ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name: _________________________

Net worth of grantor exceeds $1,000,000 (including spouse, if applicable, real estate (excluding personal residence), automobiles, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property) ?

Yes ☐	No ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2010 and 2011 and is reasonably expected to be in excess of $200,000 for 2012?

Yes ☐	No ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2010 and 2011 and is reasonably expected to be in excess of $300,000 for 2012?

Yes ☐	No ☐

2.           IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name: ________________________________________

Trustee Name: ________________________________________

Does the trust have assets greater than $5 million?

Yes ☐	No ☐

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes ☐	No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Restricted Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Venture Capital Companies

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

This completes the questions applicable to Trust Investors.  Please sign below.

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The undersigned has been informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company and the Placement Agent will rely on them.

Individual

Date___________________________________________________________
Name of Individual
(Please type or print)

_______________________________
Signature of Individual

_______________________________
Name of Joint Owner
(Please type or print)

_______________________________
Signature (Joint Owner)

Partnership, Corporation or
Other Entity

Date___________________________________________________________
Print or Type Entity Name

By: Name:_______________________
Print or Type Name

Title: ___________________________

_________________________________
Signature

Title: ____________________________

_________________________________
Signature